UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): October 2, 2006


                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)



            TEXAS                        1-8754                 20-3940661
 (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)

                                 (281) 874-2700
                         (Registrant's telephone number)

                                 Not Applicable
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement
            ------------------------------------------

On October 2, 2006, Swift Energy Company (the "Company") and its wholly owned subsidiary, Swift Energy Operating, LLC ("Operating"), entered into the Third Amendment to First Amended and Restated Credit Agreement (the "Credit Agreement") with a syndicate of ten lenders to increase their unsecured revolving credit facility from $400,000,000 to $500,000,000. The Credit Agreement also increased the Company's and Operating's current commitment amount to $250,000,000, which is the current borrowing base.

The facility was arranged by JP Morgan Securities, Inc. as Sole Lead Arranger and Sole Book Runner. The syndicate of lenders includes Amegy Bank National Association, Bank of Scotland, BNP Paribas, CALYON, Comerica Bank, Compass Bank, JPMorgan Chase Bank, NA, Natexis Banques Populaires, Societe Generale and Wells Fargo Bank, National Association.

The full text of the press release, dated October 4, 2006, announcing the amendment of the Credit Agreement, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02.  Results of Operations and Financial Condition
            ---------------------------------------------

On October 2, 2006, Swift Energy Operating, LLC, a Texas limited liability company and wholly owned subsidiary of Swift Energy Company, closed under the purchase and sale agreement with BP America Production Company ("BP") to purchase a majority of BP's interests in five primarily onshore South Louisiana properties including Bayou Sale, Horseshoe Bayou, and Jeanerette Fields all located in St. Mary Parish, High Island Field in Cameron Parish and Bayou Penchant Field in Terrebonne Parish.

The purchase price was approximately $157.3 million, subject to post-closing adjustments. This acquisition was funded with approximately $49.3 million of bank borrowings under the Company's and Operating's credit facility and the balance with cash-on-hand.

The full text of the press release dated October 4, 2006, announcing the closing on the majority of the BP property interests is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(d)  Exhibit.   The following is furnished as an exhibit to this report:

     Exhibit No.     Exhibit Description
     -----------     -------------------
       99.1          Swift Energy Company press release dated  October  4, 2006, announcing amendment of Credit Agreement.

       99.2 Swift Energy Company press release dated October 4, 2006, announcing closing on majority of property interests.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2006

                                         Swift Energy Company


                                         By:/s/ Bruce H. Vincent
                                            ------------------------------
                                            Bruce H. Vincent
                                            President

                                 EXHIBIT INDEX


Exhibit No.     Exhibit Description
-----------     -------------------

       99.1 Swift Energy Company press release dated October 4, 2006, announcing amendment of Credit Agreement.

       99.2 Swift Energy Company press release dated October 4, 2006, announcing closing on majority of property interests.